UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 8, 2024

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 8, 2024, Accelerate Diagnostics, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the quarter ending March 31, 2024, which was included as Exhibit 99.1 to a Current Report on Form 8-K (the “Original Report”) furnished with the U.S. Securities and Exchange Commission (the “SEC”) on such date. This Current Report on Form 8-K/A (this “Report”) is being filed to disclose certain updates to the Company’s financial results for the quarter ending March 31, 2024 included in the Original Report as described in Item 2.02 to this Report below.

Item 2.02.	Results of Operations and Financial Condition.

On May 8, 2024, the Company issued a press release announcing its preliminary financial results for the quarter ending March 31, 2024. Subsequently, in connection with the finalization of its financial statements for the quarter ending March 31, 2024, the Company made certain non-cash related revisions to the accounting for its previously announced January 2024 equity financing. The revisions resulted in, among other things, a decrease in the Company’s net loss and net loss per share from $17.0 million and $0.88, respectively, as preliminarily reported in the Original Report, to $14.2 million and $0.74, respectively.

The revisions are reflected in the updated financial tables attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety. The revisions are also reflected in the condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, which will be filed with the SEC on or around the date hereof.

In accordance with General Instruction B.2 for Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description
99.1	Updated Financial Tables Reflecting Revisions to Previously Reported Preliminary Financial Results for the Quarter Ending March 31, 2024
104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATE DIAGNOSTICS, INC.
(Registrant)
Date: May 10, 2024
/s/ David Patience
David Patience
Chief Financial Officer